EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8  (Nos.  33-71792,  33-55117,  33-52871,  333-33487  and
333-50522) of Barrett Business Services, Inc. of our report dated April 10, 2002 relating to the financial statements, which appears in this Annual Report on Form 10-K.





/s/ PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
April 10, 2002